EFFECTIVE AUGUST 23, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 8, 2005


                          MEDISCIENCE TECHNOLOGY CORP.

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             (Exact name of registrant as specified in its charter)


        NEW JERSEY                      0-7405                   22-1937826

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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08034
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        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (215) 485 0362


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Section 1   Registrants Business and Operations
Item 1.01.  Entry into a material definitive agreement

Agreement dated November 8, 2005 between Mediscience Technology Corp. and Frank
D. Benick CPA engaging him as Chief Financial Officer (CFO) of Registrant effective November 15, 2005. The text of this agreement and Mr. Benicks CV is filed as Exhibit 99.1 hereto.
A copy of the Company's Press Release issued November 10, 2005 to announce the entering into the aforementioned agreement is filed as Exhibit 99.2 hereto.

(Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.

Item 9.01 Financial Statements and Exhibits

c) Exhibits INDEX
Exhibit No.                            Description

99.1          CFO agreement between Registrant and   Frank D. Benick CPA
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99.2         Press Release of the Company, dated:  November 10, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 10, 2005

MEDICSCIENCE TECHNOLOGY CORPORATION


ss/Peter Katevatis, Chairman/CEO